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(link)Active Management - A money-management approach that seeks to outperform the market through the application of informed, independent investment judgment. The opposite of passive management, or "indexing," which seeks to replicate market performance through the construction of a portfolio mirroring the composition of the market. Also, in bonds, as opposed to buying and holding to maturity.

Adjustable Rate Mortgage Fund - A fund that invests in adjustable rate mortgage (ARM) securities issued guaranteed by the U.S. government or its agencies. The funds are designed for conservative, income-oriented investors who are willing to accept minimal fluctuations in the funds' share prices. ARMs generally have lower yields which vary frequently since their dividend rates are reset every six to 12 months.

Advisor - The individual or organization employed by a mutual fund or other investors to direct the investments and management of the fund's assets. See "Management Fee."

Aggressive Growth Fund - A mutual fund whose objective is maximum capital appreciation through investment techniques involving greater than ordinary risk, such as buying new or emerging growth companies; leveraging; selling short; using options and warrants; also specializing in one segment of the market such as sector portfolios, like gold, etc. Also called "capital appreciation" or "go-go" funds.

Alpha - A statistical measure representing the difference between the actual and expected performance of a fund given its characteristic volatility. A positive alpha is often considered a measure of management's ability.

All-Weather Fund - A fund that long-term investors can hold safely throughout a complete market cycle. Market timing, low volatility, and asset allocation funds may be all-weather.

Annual Report - A required yearly statement of the financial progress and status of a mutual fund or company.

Asked Price - In load funds, the NAV (net asset value or price per share) plus sales charge. This is the price paid to purchase shares. In noload funds, the bid and asked prices are identical. Also called "offering price."

Asset Allocation - The mix of stocks, bonds, cash equivalents and other assets in which your capital is invested.

Automatic Reinvestment - The agreed upon use of income dividends or capital gains distributions for the purchase of additional shares in a fund or company.

(link)Back-end Load - A redemption charge paid when withdrawing money from a fund. In the case of a 12b-1 fund, it is designed to recoup sales expenses not collected by the periodic 12b-1 fee, due to premature withdrawal.

Balanced Fund - A mutual fund which balances its portfolio by holding a predetermined mix of bonds, common stocks, preferred stocks, and cash equivalents.

Basis Point - A unit used to measure changes in interest rates and bond yields. One basis point equals .01% (or 1/100 of 1%).

Beta - A coefficient that measures a fund's volatility relative to the total market, usually as represented by the S&P 500. It is the percentage performance of a fund which has historically accompanied a 1.00% move up or down in the S&P 500. High beta funds have price fluctuations greater than the broad market; low beta funds fluctuate less than the market as a whole. Funds with high betas are consequently riskier than the market, those with low betas are less risky.

Bid Price - In funds, the net asset value (NAV) or price before commission or load. In both load and noload funds, the bid is the price received upon redemption of fund shares (less redemption fees, if any). See "Asked Price."

Blue Sky Laws - State regulations governing the registration and eligibility for sale of securities, including mutual funds, within that state.

Bond - A security representing a debt of the corporation at a specified interest rate for a limited period of time. A loan from the bondholder to the issuer of the bond.

Bond Fund - A mutual fund that is income oriented and holds a portfolio consisting primarily of bonds.

Book Shares - Shares in a mutual fund owned by the shareholder but held in unissued form by the custodian. Funds issue share certificates on request, usually at no charge. Also called "uncertificated shares."

(link)Call - The right that some bond issuers have to redeem a bond at stated times prior to maturity for a stated price, typically exercised when interest rates fall. Call represents a risk for bondholders, compensated by extra yield, which may or may not be adequate compensation. With the opposite of a call, a put, the bondholder has the option to sell the bond back to the issuer at a stated price if rates go up, so usually putable bonds yield less than the prevailing market rate.

Capital Appreciation Fund - A mutual fund that seeks maximum capital appreciation through investment in common stocks. May use techniques involving greater than ordinary risk, such as borrowing money in order to provide leverage, and usually has a high portfolio turnover. See Aggressive Growth Fund.

Capital Gain - Profits realized from the sale of securities or appreciation in value of assets.

Capital Gains Distributions - Payments to mutual funds shareholders of their proportionate interests in realized gains from the sales of securities in the fund's underlying portfolio. Usually declared annually, capital gain distributions can be paid in cash or reinvested in additional shares of the fund, at the shareholder's option.

Capital Growth - An increase in the market value of securities held.

Cash Equivalent - Short term bonds, notes, and repurchase agreements, usually U.S. Government backed.

Certificates of Deposit - Negotiable certificates of indebtedness issued by a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Money funds generally buy jumbo CDs ($100,000 or more) that are not FDIC insured. They are backed only by the credit-worthiness of the bank.

Closed-end Investment Company - An investment company issuing a limited number of shares. Once these shares are sold, the fund is closed and no more shares are issued, nor are outstanding shares redeemed. Closed-end funds are traded in the securities markets, and prices are determined by supply and demand. They are not "mutual funds."

Closed-Up Fund - An open-end mutual fund that has (temporarily) suspended sale of shares to new accounts. Outstanding shares are still accepted for redemption by the fund. Existing shareholders usually may buy more shares.

Commercial Paper - Securities to finance short-term credit needs in the form of unsecured, short-term promissory notes issued by corporations.

Common Stock - A security representing (partial) ownership of a company's assets. Common stock shareholders are usually accorded voting rights. Payment of common stock dividends is subordinate to payment on bonds, debentures and preferred stock.

Common Stock Fund - A mutual fund whose portfolio consists primarily of common stocks. Also called "Growth Funds" or "Equity Funds."

Contingent Deferred Sales Charge - A redemption charge imposed on shares redeemed within a specified period following their purchase. These charges are usually assessed on a sliding scale, such as five percent of amounts redeemed the first year, four percent the second year, and so on . . . depending on the time elapsed since the purchase.

Convertible Securities - Preferred stocks or bonds offering the right to exchange them for another security, usually common stock of the same company.

Custodian - The bank or trust company which takes custody of mutual fund assets and securities for safekeeping.

(link)Date of Record - The date on which shareholders entitled to receive interest, dividend or capital gains payments is determined.

Debenture - A bond secured by the general credit of the issuer.

Derivatives - Securities whose values are linked to, or derived from, other securities. These include well-established instruments like futures and options, as well as newer, more complex vehicles, many related to mortgage-backed bonds. Taken as a whole, derivatives encompass a broad array of securities that span a gamut in risk from safer than most bonds to highly speculative.

Discount Bonds - Bonds selling below face value because their interest payments are lower than prevailing interest rates.

Distributions - Dividends from investment income, and realized capital gains paid to mutual fund shareholders.

Distributor - The company that buys open-end investment company shares directly from the fund for the purpose of reselling to interested buyers.

Diversification - An investment policy of spreading investments and risk among a number of securities or funds.

Dividend - In funds, a distribution to shareholders from investment income.

Dollar-Cost-Averaging (DCA) - An investment strategy calling for regular dollar or share investments on a specified time schedule, regardless of price or direction of the market. This method allows for a lower average cost per share than the actual average price per share over the same period.

Dow Jones Composite Average - A price weighted average of the 65 stocks in the Industrial, Transportation and Utilities Averages.

Dow Jones Equity Index - A broadly based index of 700 stocks, representing the majority of the total market capitalization, including New York Stock Exchange, American Stock Exchange and over-the-counter issues.

Dow Jones Industrial Average - The price weighted average of the current prices of 30 New York Stock Exchange large companies. The average is derived by totaling each stock's price and dividing that sum by an amount which is adjusted to account for stock splits and changes in the makeup of the series.

Dow Jones Transportation Average - A price weighted average of 20 transportation stocks listed on the New York Stock Exchange.

Dow Jones Utilities Average - A price weighted average of 15 public utility stocks listed on the New York Stock Exchange. It tends to be an indicator of interest rate expectations.

Dual Purpose Fund - A closed-end fund in which two separate classes of shares are offered. Holders of "income shares" receive all income from the portfolio but no capital appreciation. Holders of "capital shares" receive no income but all the capital growth.

Double and Triple Tax-Exempt Bond Funds - These bond funds invest in municipal bonds of a single state (and in the case of triple tax-exempt funds, in a single city) as well as federal tax exempts. Thus they generate income exempt from not only federal income tax, but also from state and/or city income tax for residents of those jurisdictions.

Duration - A measure of the interest-rate sensitivity of a fixed-income security, related to maturity and other factors, and expressed in years. Duration indicates how much a bond's price can be expected to fall if interest rates rise by a certain percentage, or how much the bond's price will rise if interest rates fall. For each year of duration, a bond's price will drop (or rise) roughly 1% for every percentage-point rise (or drop) in rates.

(link)EAFE Index - An abbreviation for the Morgan Stanley Capital International Europe, Australia, Far East Index. It's a market- capitalization-weighted index representing approximately 60% of market capitalizations of 20 countries. Japanese stocks have the heaviest weighting in the index, over 40%. Most international funds allocate their investments by referencing this index. When an international fund manager says he is underweighting or overweighting a country, he means compared to the EAFE Index.

Efficient Market - Theory that market prices reflect the knowledge and expectations of all investors. Believers of the theory hold that any new development is quickly reflected in a company's stock price, making it impossible for an investor to beat the market over the long run.

Elliott Wave Theory - A pattern recognition technique published by Ralph N. Elliott in 1939, which holds that the stock market follows a rhythm or pattern of five waves up with three waves down in a bull market, and five waves down with three waves up in a bear market to form a complete cycle of eight waves.

Equities (Stocks) - Securities representing shares of ownership in the issuing enterprise, as distinct from fixed-income investments (bonds), which represent loans to the issuer.

Equity Fund - One that invests primarily in common stocks.

Exchange Privilege - The right offered shareholders to exchange shares of one fund for shares of another in the same fund family. An exchange is considered a sale for tax purposes. (Also called "switching.")

Ex-Dividend (or Ex-Dividend Date) - In mutual funds, shares are "ex-dividend" on the day the value of the distribution is deducted from the price per share (NAV). The ex-dividend date may be the same day, or follow the record date by one or two business days. Distributions may be from income or capital gains. F*X is the only publication providing complete monthly coverage of all dividend and capital gain data for the funds monitored.

Expected Return - A measure of the value of an investment, taking account of its current price and the estimated future cash flow to the investor, including both change in price (capital gain or loss) and interest or dividends. The higher the current price in relation to future estimated cash flow, the lower the expected return; the lower the price in relation to future cash flow, the higher the expected return.

Expense Ratio - A fund's annual expenses expressed as a percentage of average net assets.

(link)Fiduciary - Individual given the legal power, usually through a trust, to participate in the management of the assets for the benefit of others.

Fiscal Year - The financial or tax year, not necessarily the same as the calendar year.

Fixed-Income Fund - The goal of fixed income funds is to provide high current income consistent with the preservation of capital. Growth of capital is of secondary importance.

Fixed Income Security - A security, including bonds and preferred stocks, providing a stated percent of return.

Flexible Diversified Fund - One permitted by the prospectus to convert some or all of assets to cash at the discretion of the fund management. A fund that "market-times" investments.

Forwards - Commit both buyer and seller to trade a fixed amount of a given asset at a specific price on a future date. A common type is a foreign-exchange forward, which allows corporations and financial institutions to hedge currency risk by locking in terms of exchange ahead of time, usually for three months. No money changes hands until the forward expires, at which point the contract is often settled in cash rather than by an exchange of the actual asset.

401(k) Plan - A tax-deferred retirement plan. A 401(k) plan can be a "cash election" profit-sharing or stock bonus plan, or a salary reduction plan.

403(b) - Section 403(b) of the Internal Revenue Code allows employees of school systems and certain charitable organizations to establish tax-deferred retirement plans.

Futures - Standardized forward agreements traded on exchanges. They allow traders to lock in prices for fixed amounts of bonds, commodities, stock indexes or currency on some future date. The exchange acts as a middleman, guaranteeing payment in case either buyer or seller defaults. In return, both sides of the trade put up collateral, which is adjusted daily, to back their obligations.

(link)Growth Stocks - Stocks of companies prized for fast sales and earnings growth; often selling at high prices in relation to current company characteristics (the kind of stocks favored by "growth investors").

Growth Fund - One whose primary objective is to increase in value. Income may be a secondary consideration.

Growth-Income Fund - One which offers the dual objectives of long-term capital appreciation and current income. Sometimes called "total return" funds.

(link)Hedge - To offset. To safeguard oneself from loss on a risk by making compensatory arrangements on the other side. For example, to hedge one's long positions with short sales, so that if the market declines the loss on long positions will be offset by profit on the short positions.

Hedging (Currencies) - Eliminating some or all of one's exposure to a foreign currency by trading that currency for U.S. dollars.

Hedge Fund - A flexible investment fund for wealth individuals and institutions. The minimum investment is typically $1 million, and since they are restricted to less than 100 investors, they do not come under the same regulations as mutual funds. Hedge funds can use aggressive strategies that are unavailable to mutual funds. Historically, they were simply funds that had a policy of hedging long positions with short positions. In the 1960s the term was used to describe any aggressive fund.

(link)Income - Interest payments for bonds, dividends for stocks. The most reliable portion of investment return.

Income Fund - A fund whose objective is to prove current income on a regular basis, by investing primarily in bonds and stocks paying high dividends.

Incentive Compensation - The fee paid to a fund advisor determined by fund performance in relation to specified market indexes.

Index Fund - An index is comprised of securities that are tracked by the index, such as the Standard & Poor's 500 Companies ("S&P 500"). The primary objective is to mirror the investment results of the collective stocks in the index. There are also bond index funds.

International Fund - A fund that invests in securities primarily traded in markets outside the United States. "Global" funds may also invest in U.S. securities.

Investment Adviser - See Advisor.

Investment Company - A generic term for mutual funds and other companies principally engaged in investing for their shareholders. Closed-end funds, dual-purpose funds and unit trusts are "investment companies," but not "mutual funds." Mutual funds are always "investment companies."

Investment Company Act of 1940 - The comprehensive Federal laws regulating the registration and activities of investment companies (mutual funds).

Investment Objective - The specific goal of an investment company, such as long-term growth, current income, aggressive growth, etc. The objectives are always stated in the prospectus, which investors should read carefully.

(link)Junk Bonds - Bonds of lower than investment grade quality (below the top four Moody or Standard & Poor bond ratings) which promise a better than average return along with higher risk.

(link)Keogh Plan - A retirement program for self-employed individuals and their employees. Contributions, income and capital gains earned on investments are tax deferred until withdrawal named for the congressman sponsoring the law.

(link)Leverage - The use of borrowed money in investing.

Liquid - That which is easily convertible to cash.

Load - A sales charge assessed in the purchase of certain mutual funds. The load is included in the fund's "offering" or "ask" price. Loads can run as high as 8.5 percent. This is equivalent to a 9.3% commission. ("Commissions" are assessed against the net selling price of securities, while loads are a percentage of the gross price including the load.)

Load Fund - One purchased from a salesperson that imposes a sales charge (load) to purchasers of fund shares. The load is shared by the salesperson, the brokerage firm for which the salesperson works, and the fund sponsor. The fund itself receives no part of this traditional load, which are typically in the range of 4% to 8.5%.

Lo-Load Fund - One in which the purchaser pays a sales charge up to 4%. The load usually goes to the fund management company. The purchaser makes the decision to buy and does the paperwork, since no salesperson is involved. With the introduction of 12b-1 fees used by funds to pay salesmen, the distinction between load and lo-load has been somewhat muddied.

(link)Management Fee - The amount (always set forth in the prospectus of a fund) paid to the fund managers for their services. Averages about 1/2% of the average net assets of the fund, but may range to 2% and include incentive fees; the major part of a fund's "total expenses."

Market Timing - Switching out of, or into, stocks or bonds according to one's prognostication of how the markets will do in the short run.

Money Market Instruments - Include the following types of short term investments: U.S. Government securities, certificates of deposit, time deposits, bankers acceptances, commercial paper and other corporate obligations; also included within such term are short-term repurchase agreements backed by any of the foregoing instruments.

Money Market Fund - A mutual fund investing in short-term money market instruments, such as certificates of deposit, overnight repo's, banker's acceptances, commercial paper, etc. The price per share usually is set at $1 and rarely fluctuates. They are all no-load funds. Dividends are usually compounded on a daily basis and paid monthly. Checkwriting and telephone and wire purchases and sales are options. First offered in 1972, money funds are today the largest part of the fund industry.

Municipal Securities - Include a wide variety of debt obligations issued for public purposes by or on behalf of the States, territories and possessions of the United States, their political subdivisions, the District of Columbia, and the duly constituted authorities, agencies, public corporations and other instrumentalities of these jurisdictions. Municipal Securities may be used for numerous public purposes, including construction of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal Securities may also be used to obtain funds to lend to other public institutions and to certain private borrowers. Municipal Securities are generally classified as either the general obligation, revenue, or industrial development type.

Municipal Bond Fund - One investing in tax exempt securities, producing income that is usually all federally tax exempt. Some municipal bond funds restrict investments to issues of a particular state and their income is also exempt from taxes of that state and, sometimes, specified cities.

Mutual Fund - An open-end investment company which combines the money of many investors with similar objectives. Investment objectives include almost every imaginable type of security and investment strategy. Purchases and sales are made with the fund, not other investors.

(link)NASDAQ (National Association of Securities Dealers Automated Quotations) - System set up to gather, store and display quotations of trading prices among domestic over-the-counter dealers managed by the National Association of Securities Dealers (NASD).

Net Assets - The total assets of a fund, less current liabilities, such as operating expenses.

Net Asset Value (NAV) - The total assets of a mutual fund, less current liabilities of the fund, divided by the number of outstanding shares. Computed daily and published under "Mutual Funds" or "Investment Companies" in daily newspapers. The "price per share" before commissions or loads.

Net Investment Income per Share - Dividends and interest earned during an accounting period (such as a year) on a fund's portfolio, less operating expenses, divided by number of shares outstanding.

Net Realized Capital Gains per Share - The amount of capital gain realized on sale of a fund's portfolio holdings during an accounting period (such as a year), less losses realized on such transactions, divided by number of shares outstanding.

No-Load Fund - An open-end mutual fund that imposes no front-end sales charge (or "load"). Purchased and sold at the NAV.

Non-Diversified Investment Company - A fund which, as to 50% of its assets, may invest up to 25% in the securities of one company. Considered to be more speculative than diversified funds.

(link)Offering Price - See "asked price." Paid by the buyer of a load fund. Determined by adding the applicable sales charge (load) to the current NAV.

Open-End Investment Company - A "mutual fund" that continuously offers new shares to investors and redeems (buys back) outstanding shares upon demand.

Options - Give purchasers the right, but not the obligation, to buy (in the case of a "call" option) or sell (in the case of a "put" option) a fixed amount of a given asset at a specific price within a certain time period. They are traded on major exchanges, as well as privately; to obtain them, buyers pay a "premium" equal to a percentage of the value of the underlying asset. While the buyer can never lose more than the premium paid, the seller's potential losses are unlimited.

Option Income Fund - A mutual fund whose intent is to increase present income from a continual option writing program.

Over-the-Counter Market - Where those securities not listed on the regular exchanges are traded ("OTC").

(link)Par Bonds - Bonds selling at face value.

Payment Date (Payable Date) - With mutual funds, the date on which the declared income dividend and/or capital gain distribution is paid; checks are mailed to shareholders (if distributions are taken in cash), or invested in additional shares (if distributions are automatically reinvested) at the option of shareholders.

Performance Fee - Paid to fund manager, usually in addition to the management fee, on the basis of fund performance relative to an index such as the S&P 500. Must include penalty as well as bonus. Few funds use them. Also called "incentive fee."

Portfolio - The securities owned by a mutual fund or any investor.

Portfolio Turnover Rate - The percentage of total assets which change during a year.

Preferred Stock - An equity security of a company carrying a fixed rate of return which must be paid before common stock shareholders may participate in the company's earnings. Some funds specialize in these high-yielding stocks.

Premium Bonds - Bonds selling above face value because their interest payments are higher than prevailing interest rates.

Price-Earning Ratio (P/E) - Value derived by dividing a company's 12 month earnings per share into the current price of one share of its stock.

Price/Book Value - The ratio of a stock's current price to the company's net worth (assets minus liabilities) per share. A lower price/book-value ratio than that of the average stock is often an indication of superior investment value, and vice versa.

Program Trading - Computer-driven buying and selling of index futures contracts and individual stocks using formulas designed to profit from price changes.

Prospectus - For funds, an official publication which describes objectives, policies, services, management, restrictions, charges, etc. The prospectus offers the shares for sale (and usually includes an application to purchase them). Distribution to prospective shareholders and existing shareholders annually is required.

Proxy Statement - Voting power given by a stockholder to someone else in the form of a "proxy."

Publicly-Traded Fund - An investment company whose shares are traded among investors, rather than continuously issued and repurchased by the funds, as with mutual open-end funds. A closed-end fund.

(link)Record Date - The date the fund determines who its shareholders are-for it is these "shareholders of record" who will receive the fund's income dividend and/or net capital gains distribution.

Red Herring - A preliminary prospectus.

Redemption Fee - Identified by "r" in newspaper listings. Charged by certain mutual funds for shares redeemed. They were originally around 1% on sale of shares held for several months to discourage short-term trading. But a new development, better described as a "contingent deferred sales charge," imposes fees up to 6% for shares redeemed the first year and declining 1% per year. Also called "back-end loads." Fees may be used to pay salespeople. Funds call themselves "no-load," although they are actually "no initial load" funds.

Redemption in Kind - Mutual funds may elect to be governed by Rule 18f-1, which permits a fund to redeem in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for any one shareholder, with the balance redeemed in shares of securities selected by the fund.

Registrar - The organization, usually a bank, that maintains a registry of the share owners of a mutual fund, and the number of shares which they hold.

Reinvestment Date - The date on which a share's dividend and/or capital gain distributions will be reinvested (if requested) in additional fund shares.

Reinvestment Privilege - The optional service provided by most mutual funds for the automatic investment of income dividends and/or capital gain distributions in additional shares of the fund, rather than payment in cash.

(link)Sales (Load) Charge - The front-end charge for purchasing shares of a load fund. This amount is added to the "net asset value" to determine the "asked" or the "offering price." While the maximum allowed load is 8.5%, the actual cost to the investor is 9.3% over the amount invested. The load may be reduced for larger purchases, known as "breakpoints."

Sector Fund - One that restricts its holdings to stocks of companies in one market area or geographical sector, such as precious metals, finance, health care, technology, international, etc. Usually included as multi portfolios of single funds.

Securities and Exchange Commission (SEC) - The Federal agency responsible for the regulation and enforcement of the country's investment laws.

Series Fund - A mutual fund whose prospectus allows for more than one portfolio. These portfolios may be specialized (as in a sector fund) or broad (as in growth stock portfolios and bond portfolios). Management can create additional portfolios without additional SEC registration.

Short Selling - The sale of a security which is not owned by the seller. The "short seller" borrows stock for delivery to the buyer, and must eventually purchase the security for return to the lender.

Specialty Fund - A mutual fund specializing in the securities of a particular industry or group of industries, special types of securities, or regional investments. Sometimes solo funds not designed for "switching," since there is no "family."

Stability - The relatively low volatility of a security or fund compared to the "market."

Standard Deviation - The range around the mean value of a set of outcomes; the higher the standard deviation, the more uncertain the results and the less likely that any single outcome will fall at or near the mean.

Standard & Poor's 500 Composite Stock Price Index (S&P 500) - The weighted average of 500 stocks which include 400 industrial, 40 financial, 40 utility and 20 transportation stocks. The index considered to best represent "the market."

Statement of Additional Information - That publication of a fund constituting all legal "offering" data. Prospectuses are abbreviated forms of the SAI.

Stock Dividend - The payment made in the form of security shares as opposed to cash.

Stock Split - Additional shares which represent an unchanged proportionate ownership interest in a mutual fund or corporation, distributed to stockholders.

Swaps - Offspring of forwards, involving an exchange of streams of payments over time according to preset terms. The most common type is an interest-rate swap, in which one party agrees to pay a fixed interest rate in return for receiving a floating rate from another party.

Systematic Withdrawal Plans - Programs in which fund shareholders receive regular payments from their investments, usually drawn from principal monthly or quarterly, while dividends and capital gains are reinvested.

(link)Tax-exempt Income - Dividends and/or interest not subject to federal income taxation and, in some cases, also exempt from taxes of specified states and cities.

Tax-deferred Income - Dividends, interest, and capital gains received on investments held in qualified retirement plans (IRA's, Keogh's, corporate plans, etc.). This income is not subject to current taxation, but is taxed at possibly more favorable rates when withdrawn, usually at retirement.

Tax-Exempt Money Market Funds - Tax-exempt money market funds invest in securities that provide safety of principal, liquidity, and income exempt from federal income taxes by investing in short-term, high-rated municipal obligations.

Total Return - A measure of performance which combines income and capital gain or loss.

Trade Date - The actual date on which fund shares are purchased or sold; the transaction price for funds is determined by the closing price on that date.

Transfer Agent - The organization used by a mutual fund or any other company to maintain security records and handle shareholder transactions.

Treasury Bills - Securities issued by the U.S. Government that mature within a year and are usually sold at auction at less than their face value. The difference between auction and maturity price is the "yield."

Treasury Bonds - Securities issued by the U.S. Government with maturities over ten years.

Treasury Notes - U.S. Government securities with maturities between two and ten years.

Turnover Rate - A measure of the purchase and sale activity of a portfolio of securities.

12b-1 - A plan, also known as "hidden load," or "continuous load," allowing mutual fund managers to use fund income or assets (some funds to the tune of 2% annually) to pay distribution expenses, including advertising and commissions to brokers. New shareholders are not charged at the point of sale, but after becoming shareholders, they contribute to the 12b-1 fund expenses year after year. Both load and no-load funds may adopt 12b-1 plans. 12b-1 distribution expenses currently range from 0.25% to 2.0%. The SEC rule has no limit.

(link)Uncertificated Shares - Those shares of a mutual fund which are maintained on the records of the Transfer Agent and the fund, but for which stock certificates have not been issued. Also called "unissued" or "book" shares. Shareholders can order share certificates, usually at no cost.

Underwriter - The organization that acts as the distributor of a mutual fund's shares to broker/dealers and the public.

U.S. Government Obligations - Debt securities (including bills, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States, to U.S. government guarantees, or to the backing solely of the issuing instrumentality itself. In the latter case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

U.S. Government Money Market Funds - These funds invest only in money market instruments whose timely payment of principal and interest is guaranteed or backed by the U.S. Government, its agencies or instrumentalities.

U.S. Government Short-Term Fund - A mutual fund that invests only in U.S. Treasury and government-agency issues (of a short-term nature, such as Treasury bills with an original maturity of up to one year).

(link)Volatility - The relative rate at which prices move up and down, as compared to the movement of the DJIA, S&P 500, or other index.

(link)Withdrawal Plans - A mutual fund program in which shareholders elect to receive specified payments from their accounts at regular intervals. Dividends and gain distributions are usually reinvested and "withdrawals" paid monthly or quarterly.

(link)Yield - The annual dollar income received on an investment expressed as a percentage of the current or average price.

(link)Zero Coupon Bond - Bond sold at a fraction of its face value. It appreciates gradually, but no periodic interest payments are made. Earnings accumulate until maturity, when the bond is redeemable at full face value. Interest is taxable as it accrues. Test (footer images)